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                                                            Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-30092.



                                          Arthur Andersen LLP




Philadelphia, Pa.
January 26, 1996